UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2025
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

FingerMotion, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”), dated October 23, 2025, with R.F. Lafferty & Co., Inc. as sales agent (the “Sales Agent”), under which the Company may from time to time, sell shares of its common stock, par value $0.0001 per share (the “Placement Shares”), having an aggregate offering price of up to $50,000,000 through the Sales Agent (the “ATM Offering”).

Upon delivery of a “Placement Notice” under and subject to the terms and conditions of the Sales Agreement, the Sales Agent may sell the Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), including without limitation sales made directly on the Nasdaq Capital Market (the “Exchange”), on any other existing trading market for the Company’s shares of common stock or to or through a market maker. Subject to the terms of a Placement Notice, the Sales Agent may also sell the Placement Shares by any other method permitted by law, including but not limited to in negotiated transactions with the Company’s prior written consent. The Company acknowledges and agrees that (i) there can be no assurance that the Sales Agent will be successful in selling the Placement Shares, (ii) the Sales Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell the Placement Shares for any reason other than a failure by the Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Shares as required under the Sales Agreement, and (iii) the Sales Agent shall be under no obligation to purchase the Placement Shares on a principal basis pursuant to the Sales Agreement, except as otherwise agreed by the Sales Agent and the Company in writing and expressly set forth in a Placement Notice.

The Company is not obligated to, and the Company cannot provide any assurances that it will, make any sales of the Placement Shares under the Sales Agreement. The Sales Agreement may be terminated by the either party by giving the other party ten (10) days’ notice in its sole discretion at any time after the date of the Sales Agreement.

The Company will pay the Sales Agent a commission of 2.5% of the gross sales price of the Placement Shares sold, and has agreed to provide the Sales Agent with customary indemnification and contribution rights. The Company has also agreed to reimburse the Sales Agent for its reasonable and documented out-of-pocket costs and expenses (including but not limited to the reasonable fees and documented out-of-pocket costs and expenses of counsel to the Sales Agent) in an amount not to exceed $40,000.

The Sales Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The description of the Sales Agreement does not purport to be complete and is subject to, and qualified in its entirety by the copy of such document attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The opinion of the Company’s counsel regarding the validity of the Placement Shares that will be issued pursuant to the Sales Agreement is also filed herewith as Exhibit 5.1.

The Placement Shares will be issued pursuant to (i) the Company’s Registration Statement on Form S-3 (File No. 333-274456) (the “Registration Statement”), previously filed, which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 29, 2023; (ii) the base prospectus filed as part of the Registration Statement (the “Base Prospectus”), and (iii) the prospectus supplement dated October 23, 2025, filed by the Company with the SEC (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Placement Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are referred to the Prospectus for a full discussion of the risks related to the Company’s business and the ATM Offering.

***

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the ability to sell the Placement Shares and raise additional funds pursuant to the Sales Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Sales Agreement, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit	Description
5.1	Opinion of Richards, Layton & Finger, P.A.
10.1	Sales Agreement, dated October 23, 2025, by and between FingerMotion, Inc. and R.F. Lafferty & Co., Inc.
23.1	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: October 23, 2025	By:	/s/ Martin J. Shen
Martin J. Shen CEO and Director

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